UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report/(Date of earliest event reported)

June 2, 2016

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 2, 2016, Patterson Companies, Inc. (the “Company”) announced that effective June 15, 2016, Paul A. Guggenheim, currently Chief Executive Officer of Patterson Dental Supply, Inc. and one of the Company’s principal operating officers, will move to the role of Chief Innovation Officer of the Company. Mr. Guggenheim will focus on exploring and deploying technologies to impact the business, strategic planning to unlock new growth opportunities, and establishing practices with the Company designed to cultivate and commercialize market breakthroughs across the entire organization. The Company’s dental business will report to Scott P. Anderson, the Company’s Chairman, President and Chief Executive Officer, for an interim period of time, with Ann B. Gugino, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, adding operational leadership of the Company’s dental business to her responsibilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: June 2, 2016	By:	/s/ Les B. Korsh
Les B. Korsh
Vice President, General Counsel and Secretary

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